Exhibit 10.30

** Information marked as "[redacted**]" has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

AMENDMENT No. 3
TO SUPPLY AGREEMENT

THIS AMENDMENT No. 3 TO SUPPLY AGREEMENT (“Amendment No. 3”), dated as of October 28, 2013, is entered into by and between Stryker Corporation, a Michigan corporation, acting through its Instruments Division (“Stryker”) and Synergetics, Inc., a Missouri corporation (“Supplier”).

WHEREAS, Stryker and Supplier entered into that certain Supply Agreement (“Agreement”) dated March 31, 2010, amended by that Amendment No. 1 dated November 28, 2011, and that Amendment No. 2 dated June 30, 2012; and

WHEREAS, Stryker and Supplier now desire to further amend the terms and conditions of the Agreement as set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Stryker and Supplier hereby agree as follows.

1.	Pricing. Exhibit A to the Agreement (as set forth in Amendment No. 2) is deleted in its entirety and replaced with Exhibit A as attached hereto. Relative to the six tips added hereby to Exhibit A ([redacted**]) this amendment shall be effective for each such tip, respectively, as of the date of the first shipment from Synergetics against an order from Stryker for such a tip, whether such shipping date is earlier or later than the date of entry hereinto.

2.	Ratification. Except as set forth herein, all remaining terms and conditions of the Agreement shall remain in full force and effect. To the extent any terms or conditions in this Amendment No. 3 conflict with the Agreement, the terms and conditions of this Amendment No. 3 shall control.

3.	Miscellaneous. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute but one and the same instrument. No agreement hereafter made shall be effected to change, modify, or discharge this Amendment, in whole or in part, unless such agreement is in writing and signed by or on behalf of the Party against whom the enforcement of the change, modification, or discharge is sought. This Amendment shall be binding on the Parties hereto and their respective personal and legal representatives, successors, and permitted assigns. Each person whose signature appears below represents and warrants that he or she has the authority to bind the entity on whose behalf he or she has executed this Amendment. A signature on behalf of one party delivered to the other party electronically, as by tele-facsimile or via electronic mail, shall be binding just as if delivered in person as an original signature.

** Information marked as "[redacted**]" has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Parties have signed this Amendment intending to be legally bound by its terms as of the date first stated above.

Stryker Corporation		Synergetics, Inc.

By:	/s/ Chad A. McVey	By:	/s/ David M. Hable

Name:	Chad A. McVey	Name:	David M. Hable

Amendment No. 3
Stryker and Synergetics
October 28, 2013

Exhibit A

[Redacted** (3 pages)]

*Agreed pricing is set forth for various iterations of the products listed under the heading “[redacted**].”  As shown, the various iterations are designated by the design of and manufacturing process for the product component that is labeled on product drawings as the “[redacted**]” or “[redacted**]” (which mistakenly was referred to in prior versions of Exhibit A as the “[redacted**]”).

Note:  As compared to Exhibit A of Amendment No. 2, the column titled “Exclusive?” has been deleted, since exclusivity is set forth in Sec. 2.1 of the Agreement:  “Stryker will purchase the disposable tips set forth on Exhibit A from Supplier on an exclusive basis and Stryker will purchase the tubing, canisters and sterilization trays set forth on Exhibit A from Supplier on a non-exclusive basis.”

** Information marked as "[redacted**]" has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

Exhibit A, page 2 of 3